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Exhibit 99.13

Issued to:	BNY Trust Company of Canada 4 King Street West, Suite 1101 Toronto, ON M5N 1K9
By:	Hudson Bay Mining and Smelting Co., Limited 2200-201 Portage Avenue Winnipeg, MB R3B 3L3
FIXED CHARGE
$300,000,000,00 USD DEMAND DEBENTURE (IMMATERIAL PROPERTIES-MANITOBA)

HUDSON BAY MINING AND SMELTING CO., LIMITED

together with its successors and permitted assigns (hereinafter called "the Issuer") for value received hereby promises to pay to or to the order of BNY TRUST COMPANY OF CANADA, who and whose successors and assigns are herein and in the attached conditions hereto called the "Holder", on demand, the sum of Three Hundred Million Dollars ($300,000,000.00) in lawful money of the United States of America, at the office of the Holder specified above, or at such other place or places as the Holder may from time to time designate and will pay on demand at said location to the Holder interest thereon or on so much thereof as is from time to time outstanding at the rate of 30% per annum calculated semi-annually in arrears and payable, both before and after demand and judgment.

        As continuing security for payment of all monies from time to time owing hereunder (including without limitation, interest and all expenses incurred by the Holder in recovering or enforcing payment of monies owing hereunder or realizing upon this Debenture), the Issuer hereby mortgages and charges to and in favour of the Holder, its successors and assigns, as and by way of a fixed and specific mortgage and charge (collectively, the "Charge"), all real and immovable property (including leasehold interests and any other interest or right in real or immovable property) now or hereafter owned or acquired by the Issuer and situate in the Provinces of Manitoba or Saskatchewan, together with any claims, permits, licenses, privileges, benefits, easements, rights of way, mineral and surface rights, minerals and mineral claims, and all other rights, estate, title or interests of any kind or nature whatsoever pertaining thereto, and including without limiting the generality of the foregoing, all of its interest and estate in fee simple in the lands described in Part 1 of Schedule A hereto, all of its interest and estate in the claims described in Part 2 of Schedule A hereto and all of its interest and estate in the leases and permits described in Part 3 of Schedule A hereto (the property subject to the Charge, being collectively, the "Collateral").

        THIS DEBENTURE is issued subject to and with the benefit of the Conditions and Schedule attached hereto, all of which are to be deemed part of this Debenture. The Issuer intends that the security interests created by this Debenture will attach property in which it has rights on its execution of this Debenture and will attach property which it acquires thereafter as soon as the Issuer acquires rights therein.

        IN WITNESS WHEREOF the Issuer has caused its corporate seal to be affixed hereto, duly attested by the hands of its proper officers in that regard, and this Debenture is dated the 17th day of December, 2004.

HUDSON BAY MINING AND SMELTING CO., LIMITED
Per:	/s/ Brian Gordon Name: Brian Gordon Title: Vice-President and General Counsel

THE CONDITIONS HEREINBEFORE REFERRED TO

1.    The Charge shall not extend to or apply to, and the Collateral shall not include, (i) the last day of the term of any lease or agreement therefor but if the Charge should become enforceable the Issuer shall stand possessed of such last day in trust to assign the same to any person acquiring such term; (ii) any Collateral that is excluded from the Charge by the Holder in writing and (iii) any Excluded Assets (as that term is defined in the Indenture to be entered into between HudBay Mining and Smelting Inc. and The Bank of New York, as the same may be amended, supplemented or otherwise varied from time to time (the "Indenture").

2.    The principal monies and interest hereby secured and other monies from time to time owing hereunder will be paid without regard to any equities between the Issuer and the original or any intermediate holder hereof or any right of set-off or cross-claim.

3.    The Holder may waive any breach by the Issuer of any of the provisions contained in this Debenture or any default by the Issuer in the observance or performance of any covenant or conditions required to be observed or performed by the Issuer under the terms of this Debenture, provided always that no such waiver of the Holder shall extend to or be taken in any manner whatsoever to affect any subsequent breach or default or the rights resulting therefrom.

4.    In the event that the Issuer fails to pay any amount payable hereunder when due or the notes issued under the Indenture have become due and payable, the Charge shall become and be enforceable immediately without the necessity of any further act or formality and the Holder without limiting or restricting any other rights, powers, privileges and remedies which the Holder may at any time have under this Debenture, contract, at law, in equity or howsoever otherwise, shall have the following described rights, powers, privileges and remedies, namely:

  (a)
  to enter upon and to possess all of or any portion or portions of the Collateral with the power to exclude the Issuer and its officers, employees and agents therefrom;

  (b)
  to collect the rents, revenues, profits and incomes of and from the Collateral and any portion or portions thereof;

  (c)
  to seize and distrain upon any of the Collateral which is real and immoveable property or any portion or portions thereof and by distress wmant to recover by way of rent reserved as in the case of a demise of real property the indebtedness hereby secured or any portion or portions thereof together with all of the Holder's costs, charges and expenses attendant upon the levying of such distress as in like manner of distress for rent, provided however that nothing in this subparagraph or anything done pursuant thereto by or on behalf of the Holder shall result in the Holder being or being deemed to be a mortgagee in possession or liable for the performance of any of the obligations of a landlord;

  (d)
  to preserve, to maintain, to operate and to carry on the Collateral or any portion or portions thereof;

  (e)
  to make such replacements of or for and such additions to the Collateral and any portion or portions thereof as the Holder shall deem advisable;

  (f)
  to sell, to lease or to otherwise dispose of from time to time the Collateral and any portion or portions thereof whether by public auction or by private sale or otherwise and either for cash or on credit or partly for cash and partly for credit and on such terms and conditions as the Holder may determine, provided however that it shall not be incumbent on the Holder to sell, lease or otherwise dispose of the Collateral or any portion or portions thereof but the Holder may peaceably use and possess the Collateral or any portion or portions thereof without hindrance or interruption by the Issuer or by any other person or persons whomsoever, and provided further however that wherever any sale or other disposition is made in whole or in part upon credit, the Holder shall not be taken or deemed to have received payment or satisfaction with respect to that portion of any such sale or disposition so made upon credit until the Holder has received actual payment in full;

  (g)
  to convey, to transfer, to lease and to assign to and to vest in the purchaser or purchasers, or as the case may be the lessee or lessees, the title to or ownership of or as the case may be a leasehold interest in the Collateral and any portion or portions thereof; and

  (h)
  to commence and pursue such legal action, suit, remedy or proceeding against the Issuer, the Collateral or any portion or portions thereof as may be authorized or permitted hereunder or at law or in equity including proceedings in any court of competent jurisdiction for the appointment of a receiver or for sale of the Collateral or any portion or portions thereof, and to file such proofs of claim and other documents as may be necessary or advisable in order to have its claim lodged in any bankruptcy, winding-up or other judicial proceedings relative to the Issuer;

and the Holder may exercise the foregoing rights, powers, privileges and remedies (and any other rights, powers, privileges and remedies to which the Holder is entitled) or any of them at such time or times following the occurrence of any one or more events of default in such manner as the Holder in its sole discretion deems expedient.

        Provided always that the Holder shall not be bound (whether before or after default hereunder) to collect, dispose of, realize or enforce the Charge against the Collateral or any portion or portions thereof and except for gross negligence, willful misconduct and criminal acts or omissions, the Holder shall not be liable or responsible for any loss or damage which may accrue or be sustained in consequence of the Holder's negligence or the negligence of any officer, servant, agent, solicitor, counsel or other attorney or receiver employed by or appointed by the Holder in the collection, disposition, realization or enforcement of the security hereby constituted, and the Holder shall not be liable or accountable for any failure to exercise any of its rights, powers, privileges and remedies aforesaid or any of them at any time and from time to time.

        Provided further however that notwithstanding the realization of the security hereby constituted, the Issuer shall nevertheless remain fully liable to the Holder for any deficiency or deficiencies owing to the Holder with respect to the indebtedness hereby secured.

5.    If the Charge shall become enforceable, the Holder may, by instrument in writing, appoint any person or persons, whether an officer or officers or employee or employees of the Holder or not, to be a receiver or receiver-manager of all or any part of the Collateral and may remove any receiver or receiver-manager so appointed and appoint another or others in his or their stead. Any such receiver or receiver-manager so appointed to the extent permitted by law, shall have power:

  (a)
  to take possession of, collect and get in the Collateral and for that purpose to take any proceedings in the name of the Issuer or otherwise;

  (b)
  to carry on or concur in carrying on the business of the Issuer and for that purpose to raise money on the Collateral in priority to this Debenture or otherwise;

  (c)
  to sell or concur in selling any of the Collateral and carry any such sale into effect by conveying in the name or on behalf of the Issuer or otherwise;

  (d)
  to make any arrangement or compromise which he or it shall think expedient in the interest of the Holder.

        Any receiver or receiver-manager so appointed shall be deemed to be the agent of the Issuer and the Issuer shall be solely responsible for his or its or their acts or defaults and for his or its or their remuneration and expenses, and except for gross negligence, willful misconduct and criminal acts and omissions, the Holder shall not be in any way responsible for any misconduct or negligence on the part of any such receiver or receiver-manager.

        All monies received by such receiver or receiver-manager from any realization of all or any part of the Collateral after providing for payment of charges ranking prior to this Debenture and for all costs, charges and expenses of or incidental to the exercise of any of the powers of such receiver or receiver-manager shall be applied in or towards satisfaction of this Debenture. The rights and powers conferred by this section are in supplement of and not in substitution for any rights the Holder may from time to time have.

6.    The Issuer agrees to pay to the Holder forthwith upon demand all expenses incurred by the Holder in recovering or enforcing payment of monies owing hereunder or realizing upon this Debenture or any other securities for such monies, including expenses of taking possession, protecting and realizing upon any Collateral together with interest at the rate provided for in this Debenture from the date of payment of such expenditures.

7.    The principal, interest and other monies payable hereunder shall be paid in lawful money of the United States of America.

8.    The Holder may in its discretion:

  (a)
  release any Collateral from the Charge;

  (b)
  agree to any modification, compromise, release or waiver of the rights of the Holder against the Issuer or against any Collateral, whether such rights shall arise under the Debenture or otherwise;

  (c)
  agree to accept any other properties or securities instead of the Debenture;

and the exercise of such discretion shall not diminish the obligation of the Issuer to perform any of the covenants contained in this Debenture.

9.    This Debenture and all amendments and supplements thereto are and shall at all times be and be deemed to be in addition to and not in substitution for any other security or securities ("Other Securities") now or hereafter held or acquired by the Holder in connection with or to secure the obligations hereby secured or any part or parts thereof and:

  (a)
  to the maximum extent permitted by applicable law, the taking, realization, foreclosure, alteration or cancellation of or any other dealing or dealings with or actions taken or omissions made under the Debenture shall not release or affect or create any merger or alter or prejudice or derogate from the Other Securities or any of them and the obligations hereby secured;

  (b)
  to the maximum extent permitted by applicable law, the taking, realization, foreclosure, alteration or cancellation of or any other dealing or dealings with or actions taken or omissions made under any of the Other Securities shall not release or affect or create any merger or alter or prejudice or derogate from this Debenture and the obligations hereby secured.

10.    This Debenture is issued to the Holder as security to secure the indebtedness, obligations and liabilities of the Issuer existing from time to time as described in the debenture delivery agreement dated the date hereof, executed by the Issuer in favour of the Holder, as such agreement may be amended, supplemented, restated or replaced from time to time.

11.    The Issuer hereby covenants and agrees that it will at all times do, execute, acknowledge and deliver or cause to be done, executed, acknowledged and delivered all and singular all such further acts, deeds, mortgages, hypothecs, transfers, assignments and assurances in law as the Holder may require for the better assuring, mortgaging, hypothecating, charging, transferring, assigning and confirming unto the Holder the property and assets hereby mortgaged and charged or intended so to be or which the Issuer may hereafter become bound to mortgage, hypothecate, transfer, assign and charge in favour of the Holder and for the better accomplishing and effectuating of this Debenture.

12.    This Debenture and all its provisions shall be governed by and construed in accordance with the laws of Manitoba, shall enure to the benefit of the Holder, and its respective successors and assigns, and shall be binding upon the Issuer, its successors and assigns.

        These conditions are part of the Debenture executed by the Issuer dated the 17th day of December, 2004.

HUDSON BAY MINING AND SMELTING CO., LIMITED
Per:	/s/ Brian Gordon Name: Brian Gordon Title: Vice-President and General Counsel

Part 1 of SCHEDULE "A" to $300,000,000 USD Fixed Charge Demand Debenture from Hudson Bay Mining and Smelting Co., Limited to BNY Trust Company of Canada dated December 17, 2004

Parcel 1. Title No. 1701618

The off-take ditches plan 4933 PLTO (N Div)
In 67-17 & 18 WPM and 68-18 WPM
EXC all mines, minerals and other reservations as
Contained in the Crown Lands Act

Subject To: NIL

Parcel 2. Title No. 1701794

RLY Right-of-Way and extra Right-of-Way
Plan 772 PLTO (N DIV)
In 66-20 and 21 WPM
EXC all mines, minerals and other provisoes,
including reservations regarding future road allowances,
as set forth in a grant from the Crown filed
as Real Property Application 19868 PLTO (N DIV)

Subject To: NIL

Parcel 3. Title No. 1701814

RLY Right-of-Way and extra Right-of-Way
Plan 774 PLTO (N DIV)
IN 66-21, 22, 23 and 24 WPM
EXC all mines, minerals and other provisoes,
including reservations regarding future road allowances,
as set forth in a grant from the Crown filed
as Real Property Application 19869 (N DIV)

Subject To: NIL

Parcel 4. Title No. 1701 838

RLY Extra Right-of-way, WYE,
Station Grounds and Yard Plan 773 PLTO (N DIV)
IN 66-19 & 20 WPM and 67-18 & 19 WPM
EXC all mines, minerals and other provisoes,
including reservations regarding future road allowances,
as set forth in a grant from the Crown filed
as Real Property Application 19870 PLTO (N DIV)

Subject To: NIL

Parcel 5. Title No. 1701897

Off-Take ditches,
Plan 4899 PLTO (N DIV)
IN 66-21 WPM
EXC all mines, minerals and other
reservations as contained in the
Crown Lands Act

Subject To: NIL

Parcel 6. Title No. 1701906

Off-Take ditches,
Plan 4901 PLTO (N DIV)
IN 66-22 WPM
EXC all mines, minerals and other
reservations as contained in the
Crown Lands Act

Subject To: NIL

Parcel 7. Title No. 1701920

Off-Take ditches,
Plan 4898 PLTO (N DIV)
IN 66-20 WPM
EXC all mines, minerals and other
reservations as contained in the
Crown Lands Act

Subject To: NIL

Parcel 8. Title No. 1701923

Off-Take ditches,
Plan 4900 PLTO (N DIV)
IN 66-and 67-19 WPM and 67-18 WPM
EXC all mines, minerals and other
reservations as contained in the
Crown Lands Act

Subject To: NIL

Parcel 9. Title No. 1701932

RLY Right-of-Way
Plan 794 PLTO (N DIV)
IN 67-17 & 18 WPM and 68-17 & 18 WPM
EXC all mines, minerals and other provisoes,
including reservations regarding future road allowances,
as set forth in a grant from the Crown filed
as Real Property Application 20231 PLTO (N DIV)

Subject To: NIL

Parcel 10. Title No. 1701951

RLY Station Grounds Plan 794 PLTO (N DIV)
IN 67-17 & 18 WPM and 68-17 & 18 WPM
EXC all mines, minerals and other
reservations as contained in the
Crown Lands Act

Subject To: NIL

Parcel 11. Title No. 1775562

At Snow Lake and being
Lot 6 Block 1 Plan 6575 PLTO (N DIV)
IN 68-17 WPM
EXC all mines, minerals and other
reservations as contained in the
Crown Lands Act,
EXC Subsection 1(A) of Section 4 of said Act

Subject To:	Miscellaneous No. 192517OSN Re: The supply of light, power and other matters
Caveat No. 80-50315N From/By: Hudson Bay Mining & Smelting Go. Limited

Parcel 12. Title No. 1823051

At Flin Flon and being
Lot 2 Plan 6737 PLTO (N DIV)
IN NW 1/4 5-67-29 WPM
EXC all mines and minerals

Subject To:	Caveat No. 80-50593N From/By: The Manitoba Hydro-Electric Board/Man. Telephone System

Parcel 13. Title No. 1823054

RLY Right of Way and extra Right of Way
Plan 762 PLTO (N DIV)
IN 66-24, 25 and 26 WPM and 67-25 WPM
EXC all mines, minerals and other provisoes,
including reservations regarding future road allowances,
as set forth in a grant from the Crown filed
as Real Property Application 19565 PLTO (N DIV)

Subject To: NIL

Parcel 14. Title No. 1823055

At Flin Flon and being
Block G Plan 3087 PLTO (N DIV)
IN 6-67-29 WPM, EXC
1STLY: Road Plan 5213 PLTO (N DIV)
2NDLY: All mines minerals and other reservations
as contained in the Crown Lands Act

Subject To:	Caveat No. 81-11127N From/By: The City of Flin Flon

Parcel 15. Title No. 2036008

At Snow Lake and being
NLY 180 Feet Perp of
Lot 2 Block 6 Plan 646 PLTO (N DIV)
IN 68-17 WPM
Subject to the reservations contained in
the Crown Lands Act

Subject To:	Caveat No. 23920N Description: Easement From/By: Howe Sound Exploration Co. Ltd.
Caveat No. 34136N Description: Easement From/By: Hudson Bay Mining & Smelting Co. Limited et al
Caveat No. 34665N Description: Easement and other matters as set forth in the Caveat From/By: Hudson Bay Mining & Smelting Co. Limited et al

Parcel 16. Title No. 2048863

At Snow Lake and being
Lot 4 Block 3 Plan 6575 PLTO (N DIV)
IN 68-17 WPM
EXC all mines minerals and other reservations
as contained in the Crown Lands Act
EXC subsection (1)(A) of Section 4 of said Act

Subject To:	Request Correction No. 1080092 Description: The purpose of this request is to correct Title 2048863 in order to change the name of the registered owner from "LTD.", in error, to "LIMITED"
Miscellaneous No. 192517OSN Description: Re The supply of light, power and other matters From/By: Hudson Bay Mining & Smelting Co Limited et al

Parcel 17. Title No. 1909662

All mines and minerals in
Parcel 1: Fractional NE 1/4 17-17-29 WPM
EXC: That portion which lies NELY of a line drawn
Parallel with and Perp distant 100 feet SWLY from the
Centre line of Railway Plan 40 NLTO

Parcel 2: NW 1/4 17-17-29 WPM
As set forth in transfer 145665 NLTO

Subject To:	Caveat No. 39578 From/By: Ernest Robert Hayden
Caveat No. 97-6334 From/By: Ernest Robert Hayden and Marie Irma Hayden

Parcel 18. Title No. 2028449

That portion of Plan 5516 (N DIV) in Township 86 and
Ranges 14-17 WPM lying East of Plan 898 PLTO (N DIV), Exc
1STLY: Road Plans 42417 PLTO & 42913 PLTO
2NDLY: All mines, minerals and other reservations
as contained in The Crown Lands Act

Subject To:	Caveat No. 43465N From/By: H.M. The Queen (Manitoba) A/S

Parcel 19. Title No. 1823057

At Flin Flon and being
Lots 14 and 15 Block 4 Plan 7634 PLTO (N DIV)
in W 1/2 6-67-29 WPM
EXC all mines, minerals and other reservations
as contained in The Crown Lands Act.

Subject To:	Caveat No. 1034175 Description: Agreement to build & maintain pipes/sidewalks etc. From/By: The City of Flin Flon
Caveat No. 84-8821N From/By: Manitoba Hydro-Electric Board/Manitoba Telephone System
Caveat No. 93-4221 From/By: The City of Flin Flon

Parcel 20. Title No. 1904344

At Snow Lake and being
Lot 3 Block 34 Plan 804 PLTO (N DIV)
in 68-17 WPM
EXC all mines and minerals

Subject To:	Caveat No. 34665N Description: Easement and other matters as set forth in the Caveat. From/By: Hudson Bay Mining & Smelting Co. Limited et al

Parcel 21. Title No. 2005396

At Snow Lake and being
Parcel A Plan 5168 PLTO (N DIV)
in 68-17 WPM
EXC all mines, minerals and other reservations
as contained in The Crown Lands Act

Subject To:	Caveat No. 34665N Description: Easement and other matters as set forth in the Caveat. From/By: Hudson Bay Mining & Smelting Co. Limited et al

Parcel 22. Title No. 2005545

At Snow Lake and being
Lot 2 Block 34 Plan 804 PLTO (N DIV)
in 68-17 WPM
EXC all mines and minerals

Subject To:	Caveat No. 34665N Description: Easement and other matters as set forth in the Caveat. From/By: Hudson Bay Mining & Smelting Co. Limited et al

Parcel 23. Title No. 2005677

At Flin Flon and being
Lot 9 Block 138 Plan 902 PLTO (N DIV)
in NE 1/4 5 and SE 1/4 8-67-29 WPM
EXC all mines, minerals and other reservations
as contained in The Crown Lands Act

Subject To:	Caveat No. 44201N Description: Easement From/By: Northern Manitoba Power Company Limited
Caveat No. 44230N Description: Easements, Development Agreement and other matters From/By: The City of Flin Flon

Parcel 24. Title No. 1701824

RLY Right-of-way Plan 773 PLTO (N DIV)
In 66-19 & 20 WPM and 67-18 & 19 WPM
EXC all mines, minerals and other provisoes, including
reservations regarding future road allowances, as set forth
in a grant from the Crown filed as Real Property
Application No. 19868 PLTO (N DIV)

Subject To: NIL

Parcel 25. Tile No. 2005716

At Flin Flon and being
Lot 16 Block 135 Plan 902 PLTO (N DIV)
in NE 1/4 5 and SE 1/4 8-67-29 WPM
EXC all mines, minerals and other reservations
as contained in The Crown Lands Act

Subject To:	Caveat No. 44201N Description: Easement From/By: Northern Manitoba Power Company Limited
Caveat No. 44230N Description: Easement, Development Agreement and other matters From/By: The City of Flin Flon

HUDSON BAY MINING AND SMELTING CO., LIMITED
Per:	/s/ Brian Gordon Name: Brian Gordon Title: Vice-President and General Counsel

Part 2 of SCHEDULE "A" to $300,000,000 USD Fixed Charge Demand Debenture from Hudson Bay Mining and Smelting Co., Limited to BNY Trust Company of Canada dated December 17, 2004.

Claims
Claim	23139	EOLA	HBMS
Claim	CB4752		HBMS
Claim	CB4897	BIG	HBMS
Claim	CB4898	BIG	HBMS
Claim	P3623E	BIG 1 FR.	HBMS
Claim	P3624E	BIG 2 FR.	HBMS
Claim	P3625E	BIG 3 FR.	HBMS
Claim	P3627E	BIG 5 FR.	HBMS
Claim	P3628E	BIG 6 FR.	HBMS
Claim	CB13367	RES 13367	HBMS
Claim	CB13368	RES 13368	HBMS
Claim	CB13370	RES 13370	HBMS
Claim	CB13371	RES 13371	HBMS
Claim	P4963E	RES 4963	HBMS
Claim	P4964E	RES 4964	HBMS
Claim	CB13425	RAG 13425	HBMS
Claim	CB13426	RAG 13426	HBMS
Claim	CB13435	RAG 13435	HBMS
Claim	CB13436	RAG 13436	HBMS
Claim	CB13437	RAG 13437	HBMS
Claim	CB13441	RAG 13441	HBMS
Claim	CB13442	RAG 13442 FR.	HBMS
Claim	CB5318	RAG	HBMS
Claim	CB5319	RAG	HBMS
Claim	CB5320	RAG	HBMS
Claim	CB5321	RAG	HBMS
Claim	CB5322	RAG	HBMS
Claim	CB5323	RAG	HBMS
Claim	CB5324	RAG	HBMS
Claim	P5655D	RAG #1	HBMS
Claim	P5656D	RAG #2	HBMS
Claim	P5657D	RAG #3	HBMS
Claim	P5658D	RAG #4	HBMS
Claim	P5659D	RAG #5	HBMS
Claim	P5660D	RAG #6	HBMS
Claim	P5661D	RAG #7	HBMS
Claim	P7843E	RAG 7843	HBMS
Claim	P7844E	RAG 7844	HBMS
Claim	P7845E	RAG 7845	HBMS
Claim	CB11285	HANNELE	HBMS
Claim	CB11287	LISE	HBMS
Claim	CB11288	DANIELLE	HBMS
Claim	CB11289	KAREN	HBMS
Claim	CB11290	KAROLYN	HBMS
Claim	CB11291	MIRANDA	HBMS
Claim	CB11292	PATTY	HBMS
Claim	CB11293	LINDA	HBMS
Claim	CB11294	GOLDIE	HBMS
Claim	CB11295	BONNIE	HBMS

Claim	CB8696		HBMS
Claim	CB8697		HBMS
Claim	CB8698		HBMS
Claim	CB8699		HBMS
Claim	P7214E	RUT 7214	HBMS
Claim	P7244E	RUT 7244	HBMS
Claim	W54056	RUT 54056	HBMS
Claim	W54063	RUT 54063	HBMS
Claim	W54499	RUT 54499	HBMS
Claim	GP1484	GENERAL PERMIT 1484	HBMS
Claim	GP4041	GENERAL PERMIT 4041	HBMS

Part 3 of SCHEDULE "A" to $300,000,000 USD Fixed Charge Demand Debenture from Hudson Bay Mining and Smelting Co., Limited to BNY Trust Company of Canada dated December 17, 2004.

OIC Leases
OIC	1119	MABEL	HBMS
OIC	1122	WREN	HBMS
OIC	1130	PIT	HBMS
OIC	1131	SCHIST	HBMS
OIC	18	MAYBE	HBMS
OIC	19	RYAN	HBMS
OIC	20	OLD SAFETY	HBMS
OIC	364	HEBRON	HBMS
OIC	365	MANITOBA 10	HBMS
OIC	366	MANITOBA 12	HBMS
OIC	367	MANITOBA 11	HBMS
OIC	368	MANITOBA 13	HBMS
OIC	369	MANITOBA 9	HBMS
OIC	589	MARGARET	HBMS
OIC	593	SS	HBMS
OIC	600	ACME	HBMS
OIC	61	CALCITE	HBMS
OIC	62	MAGNESITE	HBMS
OIC	63	BLENDE	HBMS
OIC	64	GALENA	HBMS
OIC	65	CLAUDlUS	HBMS
OIC	66	PAPOOSE	HBMS
OIC	67	CEASAR	HBMS
OIC	68	CUPRITE	HBMS
OIC	69	PYRITE	HBMS
OIC	70	ZIRCON	HBMS
OIC	71	MARCASITE	HBMS
OIC	72	CASSlUS NO. 2	HBMS
OIC	73	JULIUS	HBMS
OIC	74	CHALCOCITE	HBMS
OIC	75	MANDY	HBMS
OIC	76	BRUTUS	HBMS
OIC	M 1	TOM	HBMS
OIC	M 10	B NO. 5	HBMS
OIC	M 11	B NO. 6	HBMS
OIC	M 1138	JEFF	HBMS
OIC	M 12	B NO. 7	HBMS
OIC	M 13	B NO. 8	HBMS
OIC	M 1367	R FR	HBMS
OIC	M 1368	R 1	HBMS
OIC	M 1369	R 2	HBMS
OIC	M 1370	R 3	HBMS
OIC	M 1371	R 4	HBMS
OIC	M 1372	R 5	HBMS
OIC	M 1373	R 6	HBMS
OIC	M 1374	R 7	HBMS
OIC	M 1375	R 8	HBMS
OIC	M 1376	R 9	HBMS
OIC	M 1377	R 10	HBMS

OIC	M 1378	R 11	HBMS
OIC	M 1379	R 12	HBMS
OIC	M 1380	R 13	HBMS
OIC	M 1381	R 14	HBMS
OIC	M 1382	R 15	HBMS
OIC	M 1383	R 16	HBMS
OIC	M 1384	R 17	HBMS
OIC	M 14	B NO. 9	HBMS
OIC	M 1445	R NO. 18	HBMS
OIC	M 1446	R NO. 19	HBMS
OIC	M 1447	R NO. 20	HBMS
OIC	M 1448	R NO. 21	HBMS
OIC	M 1449	R NO. 22	HBMS
OIC	M 1450	R NO. 23	HBMS
OIC	M 1451	R NO. 24	HBMS
OIC	M 1452	R NO. 25	HBMS
OIC	M 1453	R NO. 26	HBMS
OIC	M 1454	B NO. 52 FR	HBMS
OIC	M 15	B NO. 11 FR	HBMS
OIC	M 1518	B NO. 51 FR	HBMS
OIC	M 16	B NO. 16	HBMS
OIC	M 17	B NO. 17 FR	HBMS
OIC	M 1733	B NO. 54 FR	HBMS
OIC	M 1743	B NO. 53 FR	HBMS
OIC	M 19	B NO. 26	HBMS
OIC	M 2	EHTEL FR	HBMS
OIC	M 20	B NO. 27	HBMS
OIC	M 2093	B NO. 55	HBMS
OIC	M 2094	B NO. 56	HBMS
OIC	M 21	B NO. 31 FR	HBMS
OIC	M 22	B NO. 44	HBMS
OIC	M 23	B NO. 21	HBMS
OIC	M 2596	R NO. 27	HBMS
OIC	M 2597	R NO. 51	HBMS
OIC	M 2598	R NO. 55	HBMS
OIC	M 2599	R NO. 47	HBMS
OIC	M 2660	R NO. 32	HBMS
OIC	M 2601	R NO. 31	HBMS
OIC	M 2602	R NO. 30	HBMS
OIC	M 2603	R NO. 29	HBMS
OIC	M 2604	R NO. 28	HBMS
OIC	M 2900	R. NO. 33	HBMS
OIC	M 2901	R. NO. 34	HBMS
OIC	M 2902	R. NO. 35	HBMS
OIC	M 2903	R. NO. 36	HBMS
OIC	M 2904	R. NO. 37	HBMS
OIC	M 2905	R. NO. 38	HBMS
OIC	M 2906	R. NO. 39	HBMS
OIC	M 2907	R. NO. 42	HBMS
OIC	M 2908	R. NO. 43	HBMS
OIC	M 2909	R. NO. 44	HBMS
OIC	M 2910	R. NO. 45	HBMS
OIC	M 2911	R. NO. 46	HBMS
OIC	M 2912	R. NO. 48	HBMS

OIC	M 2913	R. NO. 49	HBMS
OIC	M 2914	R. NO. 50	HBMS
OIC	M 2915	R. NO. 52	HBMS
OIC	M 2916	R. NO. 53	HBMS
OIC	M 2917	R. NO. 54	HBMS
OIC	M 2918	R. NO. 56	HBMS
OIC	M 2919	R. NO. 57	HBMS
OIC	M 2920	R. NO. 58	HBMS
OIC	M 2921	R. NO. 59	HBMS
OIC	M 2922	R. NO. 60	HBMS
OIC	M 2923	R. NO. 61	HBMS
OIC	M 2924	R. NO. 62	HBMS
OIC	M 2925	R. NO. 63	HBMS
OIC	M 2926	R. NO. 64	HBMS
OIC	M 2927	R. NO. 65	HBMS
OIC	M 2928	R. NO. 67	HBMS
OIC	M 2942	R NO. 81	HBMS
OIC	M 2999	R NO. 66	HBMS
OIC	M 3000	R NO. 82	HBMS
OIC	M 3472	ACE FR	HBMS
OIC	M 3473	ACE NO. 1	HBMS
0IC	M 3474	ACE NO. 4	HBMS
OIC	M 3475	ACE NO. 3	HBMS
OIC	M 3476	SPOT	HBMS
OIC	M 3568	INLET NO. 1	HBMS
OIC	M 3569	INLET NO. 2	HBMS
OIC	M 3570	INLET NO. 3	HBMS
OIC	M 3571	INLET NO. 4	HBMS
OIC	M 3572	INLET NO. 5	HBMS
OIC	M 4133	IRON HORSE NO. 1	HBMS
OIC	M 4134	IRON HORSE NO. 2	HBMS
OIC	M 4135	IRON HORSE NO. 3	HBMS
OIC	M 4136	IRON HORSE NO. 4	HBMS
OIC	M 4137	CITY DEEP	HBMS
OIC	M 4138	BLUE FR	HBMS
OIC	M 7	B NO. 1	HBMS
OIC	M 77	B NO. 10	HBMS
OIC	M 78	B NO. 12	HBMS
OIC	M 79	B NO. 13	HBMS
OIC	M 8	B NO. 2	HBMS
OIC	M 80	B NO. 4	HBMS
OIC	M 81	B NO. 14	HBMS
OIC	M 82	B NO. 15	HBMS
OIC	M 83	B NO. 22	HBMS
OIC	M 84	B NO. 30 FR	HBMS
OIC	M 85	B NO. 23	HBMS
OIC	M 9	B NO. 3	HBMS
OIC	M 900	A NO. 31	HBMS
OIC	M 901	B NO. 41	HBMS
OIC	M 905	B NO. 18	HBMS
OIC	M 906	B NO. 19	HBMS
OIC	M3759	O NO. 1	HBMS
OIC	M3760	O NO. 3	HBMS
OIC	M3761	O NO. 5	HBMS

OIC	M3762	O NO. 6	HBMS
OIC	M3763	O NO. 7	HBMS
OIC	M3764	O NO. 8	HBMS
OIC	M3765	O NO. 9	HBMS
OIC	M3766	O NO. 10	HBMS
OIC	M3767	O NO. 11	HBMS
OIC	M3768	O NO. 12	HBMS
OIC	M3769	PEG NO. 1	HBMS
OIC	M3770	PEG NO. 2	HBMS
OIC	M3771	PEG NO. 3	HBMS
OIC	M3772	PEG NO. 4	HBMS
OIC	M3773	PEG NO. 6	HBMS
OIC	M3774	PEG NO. 7	HBMS
OIC	M3775	PEG NO. 8	HBMS
OIC	M3776	PEG NO. 9	HBMS
OIC	M3777	PEG NO. 10	HBMS
OIC	M3778	PEG NO. 11	HBMS
OIC	M3779	PEG NO. 12	HBMS
OIC	M3780	PEG NO. 13	HBMS
OIC	M3781	PEG NO. 14	HBMS
OIC	M3782	PEG NO. 16	HBMS
OIC	M3783	PEG NO. 22	HBMS
OIC	M3784	PEG NO. 23	HBMS
OIC	M3785	PEG NO. 29	HBMS
OIC	M3786	PEG NO. 36	HBMS
OIC	M3787	PEG NO. 44	HBMS
OIC	M3788	PEG NO. 51	HBMS
OIC	M3789	PINE NO. 13	HBMS
OIC	M3790	PINE NO. 14	HBMS
OIC	M3791	PINE NO. 15	HBMS
OIC	M3792	PINE NO. 16	HBMS
OIC	M3793	PINE NO. 17	HBMS
OIC	M3798	O NO. 2	HBMS
OIC	M3799	O NO. 4	HBMS
OIC	M3800	PEG NO. 5	HBMS
OIC	M3801	PEG NO. 15	HBMS
OIC	M3802	PEG NO. 30	HBMS
OIC	M3803	PEG NO. 37	HBMS
OIC	M3804	PEG NO. 45	HBMS
OIC	M3805	PEG NO. 46	HBMS
OIC	M3806	PEG NO. 52	HBMS
OIC	M7384	PEG NO. 58	HBMS
OIC	M7385	PEG NO. 59 FR	HBMS
OIC	M7386	PEG NO. 66	HBMS
OIC	M7387	PEG NO. 67	HBMS
OIC	M3789	PEG NO. 74	HBMS
OIC	M7395	RAM NO. 150 FR	HBMS
OIC	M7396	RAM NO. 151	HBMS
OIC	M7397	RAM NO. 172	HBMS
OIC	M7398	RAM NO. 173	HBMS
OIC	M7399	PINE NO. 18	HBMS
OIC	M7400	PINE NO. 19	HBMS
OIC	M7401	PINE NO. 20	HBMS
OIC	M7402	PINE NO. 21	HBMS

OIC	M7403	PINE NO. 22	HBMS
OIC	M7404	PINE NO. 23	HBMS
OIC	M7405	PEG NO. 132	HBMS
OIC	M7406	PEG NO. 133	HBMS
OIC	M7407	PEG NO. 134	HBMS
OIC	M7408	PEG NO. 135 FR	HBMS
OIC	M7409	PEG NO. 136	HBMS
OIC	M7410	PEG NO. 137	HBMS
OIC	M7411	PEG NO. 138	HBMS
OIC	M7412	PEG NO. 139	HBMS
OIC	M7413	PEG NO. 140	HBMS
OIC	M7414	PEG NO. 141	HBMS
OIC	M7415	PEG NO. 142	HBMS
OIC	M7416	PEG NO. 143	HBMS
OIC	M7417	PEG NO. 144	HBMS
OIC	M7418	PEG NO. 145	HBMS
OIC	M7419	DOT NO. 1 FR	HBMS
OIC	M7420	DOT NO. 2 FR	HBMS
OIC	M7421	DOT NO. 3 FR	HBMS
OIC	M7422	DOT NO. 6 FR	HBMS
OIC	M7423	DOT NO. 7 FR	HBMS
OIC	M7424	DOT NO. 8 FR	HBMS
OIC	M7425	DOT NO. 9 FR	HBMS
OIC	M7426	DOT NO. 10 FR	HBMS
OIC	M3563	BAKER NO. 7	HBMS
OIC	M3564	BAKER NO. 12	HBMS
OIC	M3565	BAKER NO. 15 FR	HBMS
OIC	M3566	GEO NO. 9	HBMS
OIC	M3567	GEO NO. 10	HBMS
OIC	M3575	LOU NO. 2	HBMS
OIC	M3576	LOU NO. 3	HBMS
OIC	M3577	LOU NO. 4	HBMS
OIC	M3644	GEO NO. 3	HBMS
OIC	M3645	GEO FR	HBMS
OIC	M3647	BAKER NO. 10	HBMS
OIC	M3648	BAKER NO. 9	HBMS
OIC	M3649	BAKER NO. 6	HBMS
OIC	M3650	BAKER NO. 6	HBMS
OIC	M3651	BAKER NO. 4	HBMS
OIC	M3680	BAKER NO. 1	HBMS
OIC	M3681	BAKER NO. 8	HBMS
OIC	M3682	BAKER NO. 11	HBMS
OIC	M3687	GEO NO. 4	HBMS
OIC	M3688	GEO NO. 5	HBMS
OIC	M3689	GEO NO. 6	HBMS
OIC	M3690	GEO NO. 8	HBMS
Mineral Leases
Mineral Lease	ML308	JUNGLE MlNlNG LEASE	HBMS
Mineral Lease	ML039	WESTARM MlNlNG LEASE	HBMS
Mineral Lease	ML042	RUTTAN MINERAL LEASE	HBMS
Mineral Lease	ML043	RUTTAN MlNlNG LEASE	HBMS
Mineral Lease	ML044	RUlTAN MlNlNG LEASE	HBMS

Mineral Lease	ML045	RUTTAN MlNlNG LEASE	HBMS
Mineral Lease	ML049	NAMEW MlNlNG LEASE	HBMS
Mineral Lease	ML050	NAMEW MlNlNG LEASE	HBMS
Quarry Leases
Quarry Lease	QL754	QL754 QUARRY LEASE	HBMS
Quarry Lease	QL755	QL755 QUARRY LEASE	HBMS
Surface Leases
Surface Lease	13SL	PAPOOSE FR	HBMS
Surface Lease	14SL	MANDY	HBMS
Surface Lease	15SL	BRUTUS	HBMS
Surface Lease	M53SL	JEFF (HBED)	HBMS
Surface Lease	M82SL	B. NO. 16	HBMS
Surface Lease	M84SL	RYAN	HBMS
Surface Lease	M7394	OX NO. 426 FR	HBMS
Surface Lease	M83SL	MAYBE	HBMS
Surface Lease	M100SL	O NO. 3	HBMS
Surface Lease	M101SL	PINE 15	HBMS
Surface Lease	M111SL	O NO. 5	HBMS
Surface Lease	M136SL	PINE 16	HBMS
Casual Quarry Permits
Casual Quarry Permit	2004-213C	THREEHOUSE LAKE	HBMS
Casual Quarry Permit	2004-214	EDWARDS LAKE	HBMS
Miscellaneous Leases
Misc Lease	MSC3955	MISC LEASE 3955	HBMS
Misc Lease	MSC3724	MISC LEASE 3724	HBMS
Misc Lease	MSC3516	MISC LEASE 3516	HBMS
Misc Lease	MSC3735	MISC LEASE 3735	HBMS

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Exhibit 99.13